Exhibit 99.1

Cardinal Financial Corporation Annual Shareholder Meeting April 25, 2014 CARDINAL FINANCIAL CORPORATION SANDLER O’NEILL EAST COAST FINANCIAL SERVICES CONFERENCE NOVEMBER 12-13, 2014

FORWARD LOOKING STATEMENTS Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and other reports filed and furnished to the Securities and Exchange Commission. | 2

Aggressive on Sales, CONSERVATIVE ON RISK OUR OPERATING PHILOSOPHY | 3

BUSINESS LINE PROFILE | 4 Founded 1998 Retail Banking Offices 32 Headquarters Tysons Corner Fairfax, VA Mortgage Banking Offices 17 Commercial Banking Retail Banking Residential Mortgage Wealth Management

MANAGEMENT TEAM Industry Experience Years in Market Bernard Clineburg Chairman & CEO 43 years 43 Chris Bergstrom EVP, CCO/CRO 32 years 25 Alice Frazier EVP, COO 26 years 23 Dennis Griffith EVP, Chief Lending Officer 41 years 41 Kevin Reynolds EVP, Director of Sales 32 years 32 Mark Wendel EVP, CFO 32 years 8 Bob Brower CEO, George Mason Mortgage 23 years 23 | 5

INTEGRATED BUSINESS MODEL Regional Teams with Local Expertise Established Market Executives Commercial Retail Mortgage Wealth Management Strategic Business Units Government Contract Lending Real Estate Lending Strategic Business Initiatives Medical Practices Title Companies Nonprofits Property Management | 6

OFFICE LOCATIONS | 7 Map: SNL Financial Banking Office Locations Mortgage Office Locations Alexandria, VA (acquired) Gainesville, VA (acquired) Vienna, VA (acquired) Arlington, VA (de novo)

RETAIL BANKING MARKETS Region 2014 CFNL Banking Offices2 CFNL Deposit Market Share Total Deposits in Market1 CFNL Deposits2 Greater Washington MSA $162.9 billion $2.52 billion 31 1.55% Fairfax County, VA $41.6 billion $ 1.37 billion 12 3.28% Loudoun County, VA $ 5.2 billion $242.2 million 3 4.64% Montgomery County, MD $32.6 billion $143.4 million 2 0.44% Arlington County, VA $ 5.9 billion $168.1 million 4 2.86% District of Columbia $41.3 billion $ 74.7 million 2 0.18% Prince William County, VA $ 3.8 billion $136.5 million 2 3.62% Manassas, VA (City) $ 1.1 billion $121.5 million 1 11.48% Fairfax, VA (City) $ 3.0 billion $137.8 million 1 4.58% Alexandria, VA (City) $ 5.6 billion $ 78.9 million 2 1.40% Fredericksburg , VA (City) $ 1.3 billion $ 32.3 million 1 2.56% Stafford County, VA $833 million $ 22.7 million 1 2.73% | 8 Source: SNL Financial 1SNL Financial 2 Includes Gainesville Banking Office acquired 11/7/14

THE BUSINESS BANK (TBB) ACQUISITION | 9 1Q2014 2Q2014 3Q2014 1Q2015 Acquisition Completed January 15, 2014 Systems Conversion March 7-9, 2014 Transaction Costs Range: Approximately $6.5 million Systems Termination Fees Lease Terminations Severance Branch Consolidations 4 Branch Consolidations 1 Branch Consolidation 1 Branch Consolidation Cost Savings Exceed 60% EPS Accretion (YTD) 5.1%

ANNUAL GROWTH | 10 1From 12/31/2009 through 9/30/2014 Excludes Brokered Deposits CAGR1 Loans: 14.79% Deposits: 12.77% Total Assets: 11.51%

COMMERCIAL LENDING PROFILE Loan Portfolio of $2.49 billion 28 Loan Officers Commercial Real Estate Government Contract Small Business Retail | 11 Net Loans Held for Investment Loan Officers Average Industry Experience Average Years In-Market 28 19 Years 17

LOAN PORTFOLIO MIX | 12 As of 9/30/2014

COMMERCIAL REAL ESTATE PORTFOLIO | 13 Recreational As of 9/30/2014

STRONG CONSERVATIVE CREDIT CULTURE | 14 Source: SNL Financial Complete Listing of Peer Group Used in Appendix Nonperforming Assets to Assets

DEPOSIT PROFILE Emphasis on core deposits and increasing relationships 5 Business Deposit Officers Aggressive deposit campaigns with strategic follow-up marketing | 15 Total Deposits1 Area # of Officers Average Industry Experience Average Years In-Market Retail Officers 29 22 Years 21 Business Deposit Officers 5 12 Years 19 Leadership 4 26 Years 24 1Excludes Brokered Deposits

CORE DEPOSIT BASE & NON-INTEREST BEARING DEPOSITS | 16 1Excludes Brokered Deposits $2.237 billion as of 9/30/2014

CARDINAL IS WELL CAPITALIZED | 17 Average Tang. Common Equity/Tang. Assets National Peer Group (see Appendix A)reported as of 12/31/13 Source: SNL Financial

MORTGAGE BANKING PROFILE George Mason Mortgage operates 17 branches in 13 counties, throughout Virginia, Maryland, and the District of Columbia | 18 GMM Loan Officers Q4 2011 102 Q4 2012 160 Q4 2013 201 Q3 2014 151 1Excludes Managed Companies

Full Service Brokerage Services1 Investment Management WEALTH MANAGEMENT PROFILE 1 Securities offered through Raymond James Financial Services, Inc., Member FINRA/SIPC, and are: • Not deposits • Not insured by FDIC or any other government agency • Not guaranteed by Cardinal Bank • Subject to risk, may lose value. Cardinal Bank and Cardinal Wealth Services are independent of Raymond James Financial Services. | 19 Senior Management Average Industry Experience Average Years In-Market 2 24 Years 18

STRATEGIC GROWTH | 20 Mergers & Acquisitions Acquisition of Gainesville branch from Virginia Heritage Bank Washington MSA Markets with Growth Potential Strong Local Management to lead Regional Market Teams Complementary Product Line Offering Attractive Branch Network De Novo Expand DC/ Montgomery County Presence 2014 New Banking Offices Smaller footprint Heavy density of deposits Targeted Industry Initiatives

FINANCIAL HIGHLIGHTS 2010 2011 2012 2013 YTD 9/30/2014 Assets In billions $2.072 $2.063 $3.039 $2.894 $3.315 Loans In billions $1.409 $1.632 $1.803 $2.040 $2.489 Core Deposits In billions $1.315 $1.323 $1.627 $1.776 $2.237 Net Income In thousands $18,442 $27,998 $45,297 $25,510 $26,0001 Return on Assets 0.92% 1.27% 1.70% 0.92% 1.10%1 Return on Equity 8.44% 11.58% 16.02% 7.96% 9.42%1 | 21 1Excludes $3.835 million of YTD M&A expense ($22,165 after M&A,)

| 22 DIVIDEND PERFORMANCE 1 1 Estimated

INVESTMENT SUMMARY Well-positioned for growth Franchise value in premier market Resilient regional economy Opportunities for organic and M&A growth Strong, experienced management team Excellent asset quality and diversified loan portfolio Diversified revenue stream Shareholder-focused Attractive valuation Dividend has increased 900% since 2009 Dividend payout ratio target of 20% to 30% of earnings. | 23

STOCK PROFILE: CFNL (NASDAQ) | 24 Share Price (11/7/14) $18.87 52 Week Range $15.93 - $19.31 Shares Outstanding 32,029,777 Market Capitalization $604.4 million Average Daily Volume 146,843 Price /Book (11/7/14) 1.642x Price/Tangible Book (11/7/14) 1.825x

Aggressive on Sales, CONSERVATIVE ON RISK OUR OPERATING PHILOSOPHY | 25

APPENDIX A Peer Comparisons

REGIONAL PEER GROUP | 27 Company Name Ticker Total Assets Reported 3Q 2014 ($000) American National Bankshares Inc. AMNB $1,319,157 C&F Financial Corporation CFFI $1,315,995 Cardinal Financial Corporation CFNL $3,314,925 Carter Bank & Trust CARE $4,678,837 Community Bankers Trust Corporation ESXB $1,128,798 Community Financial Corporation TCFC $1,042,481 Eagle Bancorp, Inc. EGBN $4,169,181 Eastern Virginia Bankshares, Inc. EVBS $1,052,756 First Community Bancshares, Inc. FCBC $2,550,127 First United Corporation FUNC $1,327,575 Franklin Financial Corporation FRNK $1,110,176 Hampton Roads Bankshares, Inc. HMPR $2,017,167 Middleburg Financial Corporation MBRG $1,207,727 Monarch Financial Holdings, Inc. MNRK $1,019,242 National Bankshares, Inc. NKSH $1,116,259 Sandy Spring Bancorp, Inc. SASR $4,248,731 WashingtonFirst Bankshares, Inc. WFBI $1,335,536 Source: SNL Financial Includes VA/MD/DC Banks with Assets between $1b and $5b

NATIONAL PEER GROUP Company Name Ticker Total Assets Reported 3Q 2014 ($000) Cardinal Financial Corporation CFNL $3,314,925 CoBiz Financial Inc. COBZ $3,028,864 Enterprise Financial Services Corp EFSC $3,209,590 Financial Institutions, Inc. FISI $3,055,304 First Bancorp FBNC $3,195,611 First Financial Corporation THFF $3,056,767 First National Bank Alaska FBAK $3,156,710 HomeStreet, Inc. HMST $3,474,656 Hudson Valley Holding Corp. HVB $3,120,097 Lakeland Financial Corporation LKFN $3,355,903 MainSource Financial Group, Inc. MSFG $2,899,952 Metro Bancorp, Inc. METR $2,959,847 Oritani Financial Corp. ORIT $3,216,974 Sun Bancorp, Inc. SNBC $2,819,893 Washington Trust Bancorp, Inc. WASH $3,415,882 | 28 Source: SNL Financial Includes Banks with Assets between $2.75b and $3.5b

CREDIT QUALITY RANKING

Regional Peers	Ticker	NPAs/Assets (%) 3Q 2014
Cardinal Financial Corporation	CFNL	0.19
Monarch Financial Holdings, Inc.	MNRK	0.29
American National Bankshares Inc.	AMNB	0.60
C&F Financial Corporation	CFFI	0.84
WashingtonFirst Bankshares Inc.	WFBI	0.86
Eagle Bancorp, Inc.	EGBN	0.92
Sandy Spring Bancorp, Inc.	SASR	1.10
First Community Bancshares, Inc.	FCBC	1.26
Community Bankers Trust Corporation	ESXB	1.39
Middleburg Financial Corporation	MBRG	1.49
National Bankshares, Inc.	NKSH	1.69
Community Financial Corporation	TCFC	1.96
Carter Bank & Trust	CARE	2.43
Hampton Roads Bankshares, Inc.	HMPR	2.53
Eastern Virginia Bankshares, Inc.	EVBS	2.57
First United Corporation	FUNC	2.72
Franklin Financial Corporation	FRNK	5.23

National Peers	Ticker	NPAs/Assets (%) 3Q 2014
Cardinal Financial Corporation	CFNL	0.19
Financial Institutions, Inc.	FISI	0.28
Enterprise Financial Services Corp	EFSC	0.63
Sun Bancorp, Inc.	SNBC	0.64
Oritani Financial Corp.	ORIT	0.71
Washington Trust Bancorp, Inc.	WASH	0.88
First National Bank Alaska	FBAK	0.97
Lakeland Financial Corporation	LKFN	0.97
First Financial Corporation	THFF	1.20
MainSource Financial Group, Inc.	MSFG	1.23
CoBiz Financial Inc.	COBZ	1.36
Hudson Valley Holding Corp.	HVB	1.52
Metro Bancorp, Inc.	METR	1.73
First Bancorp	FBNC	3.03
HomeStreet, Inc.	HMST	3.11

CARDINAL
Financial Corporation

Source: SNL Financial

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